SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              MATLACK SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                             MATLACK SYSTEMS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 29, 1998

                            ------------------------

TO THE HOLDERS OF COMMON STOCK:

     PLEASE TAKE NOTICE that the 1998 Annual Meeting of Shareholders of MATLACK SYSTEMS, INC., a Delaware corporation, will be held on the First Floor, 1209 Orange Street, Wilmington, Delaware, on Thursday, January 29, 1998, at 9:30 A.M. (Eastern Standard Time) for the following purposes:

          1. To elect two Class III Directors to the Board of Directors;

          2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Proxy Statement dated December 19, 1997 is attached.

     The Board of Directors has fixed the close of business on December 12, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the Annual Meeting. If you cannot be present in person, please sign and date the enclosed proxy and promptly mail it in the enclosed return envelope which requires no United States postage. Any shareholder giving a proxy has the right to revoke it any time before it is voted.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                                   MICHAEL B. KINNARD, Secretary

Dated: Wilmington, Delaware
       December 19, 1997

                            ------------------------

        YOU ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO UNITED STATES POSTAGE.

                                PROXY STATEMENT

                             MATLACK SYSTEMS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 29, 1998

                            ------------------------

     The information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Shareholders to be held on January 29, 1998 (the "Annual Meeting") is submitted to the shareholders for their information.

                   SOLICITATION OF AND POWER TO REVOKE PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MATLACK SYSTEMS, INC., a Delaware corporation (the "Company"). Proxies solicited hereby are to be voted at the Annual Meeting or at any adjournment thereof.

     The mailing address for the Company's principal executive office is P. O. Box 8790, Wilmington, Delaware 19899. This Proxy Statement and the form of proxy were first sent to the Company's shareholders on or about December 19, 1997.

     A form of proxy is enclosed. Each proxy submitted will be voted as directed but, if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted in favor of the candidates for election to the Board of Directors as Class III Directors.

     The solicitation of proxies will be by mail. It may be that further solicitation of proxies will be made by telephone, telegram or interview with some shareholders of the Company, following the original solicitation. All such further solicitations will be made by regular officers and employees of the Company, who will not be additionally compensated therefor, or its Transfer Agent. The Company will bear the entire cost of all such solicitations, which will be nominal and include reimbursements paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.

     Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting and vote in person, whether or not such shareholder has previously given a proxy.

                             ELECTION OF DIRECTORS

     Two individuals are to be elected at the Annual Meeting to serve as Class III Directors for a term of three years each, and until the election and qualification of their successors. Four other individuals serve as directors but are not standing for re-election because their terms as directors extend past the Annual Meeting pursuant to provisions of the Company's Certificate of Incorporation which provide for the election of directors for staggered terms, with each director serving a three year term.

     Unless a shareholder WITHHOLDS AUTHORITY, the proxy holders will vote FOR the election of each of the persons named below to a three year term as a director. Although the Board of Directors does not contemplate the possibility, in the event a nominee is not a candidate or is unable to serve as a director at the time of the election, unless the shareholder WITHHOLDS AUTHORITY, the proxies will be voted for a nominee designated by the present Board of Directors to fill such vacancy.

     The name and age of each of the nominees, his principal occupation, the period during which he has served as a director, together with the number of shares of Common Stock beneficially owned by him, directly or indirectly, and the percentage of outstanding shares that ownership represents, all as of the close of business October 31, 1997 (according to information received by the Company), are set forth below. Similar information is also provided for those directors whose terms expire in future years.




                                                                                   SHARES OF   PERCENT OF
         NAMES OF                      PRINCIPAL               SERVICE AS           COMMON     OUTSTANDING
         NOMINEES                    OCCUPATION(1)              DIRECTOR     AGE   STOCK(2)      SHARES
         --------                    -------------             ----------    ---   ---------   -----------
Class III (Term Expires 2001)
John W. Rollins              Chairman of the Board and        1988 to date   81    1,003,684(4)    11.4%
                             Chief Executive Officer,
                             Rollins Truck Leasing Corp.;
                             Chairman of the Board, Dover
                             Downs Entertainment, Inc. (3)

Henry B. Tippie              Chairman of the Executive        1988 to date   70      300,000(5)     3.4%
                             Committee; Chairman of the
                             Executive Committee and Vice
                             Chairman of the Board, Rollins
                             Truck Leasing Corp.; Chairman
                             of the Board and Chief
                             Executive Officer, Tippie
                             Services, Inc.; Vice Chairman
                             of the Board, Dover Downs
                             Entertainment, Inc.

                                                                                   SHARES OF   PERCENT OF
 NAMES OF DIRECTORS WHOSE              PRINCIPAL               SERVICE AS           COMMON     OUTSTANDING
  TERMS HAVE NOT EXPIRED             OCCUPATION(1)              DIRECTOR     AGE   STOCK(2)      SHARES
--------------------------   ------------------------------   ------------   --    ---------      ----
Class I (Term Expires 1999)

Patrick J. Bagley            Vice President -- Finance and    1988 to date   50       11,315        .1%
                             Treasurer; Vice President --
                             Finance and Treasurer, Rollins
                             Truck Leasing Corp.

Gerard J. Trippitelli        President and Chief Executive    1988 to date   54       95,239       1.1%
                             Officer (3)

Class II (Term Expires 2000)

John W. Rollins, Jr.         Chairman of the Board;           1988 to date   55      181,325(6)     2.1%
                             President, Chief Operating
                             Officer and Director, Rollins
                             Truck Leasing Corp. (3)

William B. Philipbar, Jr.    Retired; Former President and    1993 to date   72        1,606        --
                             Chief Executive Officer,
                             Rollins Environmental
                             Services, Inc.

------------------

(1) Except as noted, the nominees and other directors have held the positions of responsibility set out in the above column (but not necessarily their present titles) for more than five years. In addition to the directorships listed in the above column, the following individuals also serve on the board of directors of the following companies: John W. Rollins, Rollins, Inc., Laidlaw Environmental Services, Inc., RPC, Inc., and FPA Corp.; John W. Rollins, Jr., Laidlaw Environmental Services, Inc. and Dover Downs Entertainment, Inc.; Henry B. Tippie, Rollins, Inc., Laidlaw Environmental Services, Inc. and RPC, Inc.; William B. Philipbar, Jr., Rollins Truck Leasing Corp. and Waste Systems International, Inc.; Patrick
    J. Bagley, Dover Downs Entertainment, Inc. Rollins Truck Leasing Corp. is engaged in the business of truck leasing and logistics. Dover Downs Entertainment, Inc. operates a multi-purpose gaming and entertainment complex. Rollins, Inc. is a consumer services company engaged in residential and commercial termite and pest control. Laidlaw Environmental Services, Inc., formerly known as Rollins Environmental Services, Inc., is engaged in the business of industrial waste disposal. RPC, Inc. is a diversified company engaged in oil and gas field services and boat manufacturing. Tippie Services, Inc. provides management services. Waste Systems International, Inc. is engaged in the business of solid waste management.

(2) All shares are owned directly and of record. The above numbers exclude the following shares of Common Stock subject to options granted under the Company's 1988 and 1995 Stock Option Plans which the listed beneficial owner has the right to acquire beneficial ownership as specified in Rule 13d of the Securities Exchange Act of 1934: John W. Rollins, Jr., 51,000 shares; Gerard J. Trippitelli, 14,000 shares; and Patrick J. Bagley, 10,150 shares.

(3) John W. Rollins is the father of John W. Rollins, Jr. Mr. Trippitelli is married to a first cousin of Eugene C. Bonacci, a Named Executive of the Company.

(4) Does not include 24,268* shares held by his wife and 15,687* shares held by his wife as Custodian for his minor children.

(5) Does not include 163,821* shares held as Co-Trustee; 5,500* shares held as Trustee; 5,500* shares owned by his wife; 4,500* shares held by his wife as Trustee for his children; and 27,000* shares owned by a partnership over which Mr. Tippie has sole voting power.

(6) Does not include 53,998* shares held as Co-Trustee and 3,000* shares held by his wife.
------------------
 *The Messrs. Rollins and Tippie disclaim any beneficial interest in these holdings.

                                 CAPITAL STOCK

     The outstanding capital stock of the Company on December 12, 1997 consisted of 8,787,162 shares of Common Stock, par value $l.00 per share. Holders of Common Stock are entitled to one vote (non-cumulative) for each share of such stock registered in their respective names at the close of business on December 12, 1997, the record date for determining shares entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In accordance with the General Corporation Law of the State of Delaware, the election of the nominees named herein as Directors will require the affirmative vote of a plurality of the votes cast by the shares entitled to vote in the election provided that a quorum is present at the Annual Meeting. In the case of a plurality vote requirement (as in the election of directors), where no particular percentage vote is required, the outcome is solely a matter of comparing the number of votes cast in favor of a proposal to the number of votes cast against the proposal, and hence only votes for or against the proposal (and not abstentions or broker non-votes) are relevant to the outcome.

     As of October 31, 1997, four persons were known to the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock of the Company. The name and address of each such person together with the number of shares so owned and the percentage of outstanding shares that ownership represents and information as to Common Stock ownership of the Named Executives identified in the Summary Compensation Table and the officers and directors of the Company as a group (according to information received by the Company) are set forth below:

                                                       NUMBER OF SHARES
TITLE OF                                                 AND NATURE OF        PERCENT OF
 CLASS    NAMES AND ADDRESSES OF BENEFICIAL OWNERS  BENEFICIAL OWNERSHIP(1)     CLASS
--------  ----------------------------------------  -----------------------   ----------
Common    John W. Rollins                                  1,003,684             11.4%
          One Rollins Plaza
          Wilmington, DE 19803

Common    Dimensional Fund Advisors, Inc.                    624,067(2)           7.1%
          1299 Ocean Avenue, Suite 1100
          Santa Monica, CA 90401

Common    Alpine Capital, L.P., et al                      1,742,750(3)          19.8%
          201 Main Street, Suite 3100
          Fort Worth, TX 76102

Common    Rollins Properties, Inc.                           600,000              6.8%
          One Rollins Plaza
          Wilmington, DE 19803

Common    Gerard J. Trippitelli                               95,239              1.1%
          One Rollins Plaza
          Wilmington, DE 19803

Common    Eugene C. Bonacci                                   39,659               .5%
          One Rollins Plaza
          Wilmington, DE 19803

Common    All Directors and                                1,633,428             18.6%
          Officers as a Group
          (8 persons)

------------------

(1) As to officers and directors, owned directly and of record. The above numbers exclude the following shares of Common Stock subject to options granted under the Company's 1988 and 1995 Stock Option Plans which the listed beneficial owner has the right to acquire beneficial ownership as specified in Rule 13d of the Securities Exchange Act of 1934: Gerard J. Trippitelli, 14,000; Eugene C. Bonacci, 15,200; and all directors and officers as a group, 95,941 shares.

(2) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 624,067 shares of Matlack Systems, Inc. stock as of September 30, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

    Sole Voting Power                =     446,075 shares*
    Shared Voting Power              =     0
    Sole Dispositive Power           =     624,067
    Shared Dispositive Power         =     0

    *Persons who are officers of Dimensional Fund Advisors, Inc. also serve as officers of DFA Investment Dimensions Group, Inc., (the "Fund") and The DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacity as officers of the Fund and the Trust, these persons vote 75,850 additional shares which are owned by the Fund and 102,142 shares which are owned by the Trust (both included in Sole Dispositive Power above).

(3) Includes 1,573,794 shares held by Alpine Capital, L.P., a Texas limited partnership ("Alpine") and 168,956 shares held by The Anne T. and Robert M. Bass Foundation, a Texas non-profit corporation ("Foundation"). The two general partners of Alpine are Robert W. Bruce III and Algenpar, Inc. Algenpar, Inc. is a Texas corporation controlled by J. Taylor Crandall. Mr. Bruce, through The Robert Bruce Management Co., Inc., shares investment discretion over the shares held by the Foundation with Mr. Crandall, Anne T. Bass and Robert M. Bass, who serve as directors of the Foundation.

                    BOARD OF DIRECTORS AND BOARD COMMITTEES

     The Board of Directors held four regularly scheduled meetings during fiscal year 1997. All members of the Board attended at least seventy-five percent of the meetings held.

     Audit Committee. The Audit Committee consists of William B. Philipbar, Jr., Chairman, and Henry B. Tippie. The Audit Committee held two meetings during the last fiscal year. The Committee's functions include consulting with the Company's independent public accountants concerning the scope and results of the audit, reviewing the evaluation of internal accounting controls and inquiring into special accounting-related matters.

     Executive Committee. The Executive Committee consists of Henry B. Tippie, Chairman, John W. Rollins, John W. Rollins, Jr. and Gerard J. Trippitelli. The Executive Committee held one meeting during the last fiscal year. The Executive Committee has the power to exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company in accordance with the provisions of the by-laws of the Company. The Executive Committee performs all of the functions of a compensation committee of the Board of Directors.

     Stock Option Committee. The Stock Option Committee consists of Henry B. Tippie, Chairman, and John W. Rollins. Mr. Tippie and Mr. Rollins are disinterested directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. Neither participates in any Company stock option plan. The Stock Option Committee held two meetings during the last fiscal year. The Stock Option Committee administers the Company's outstanding Stock Option Plans including the granting of options to various employees of the Company and its subsidiaries.

     The Company does not have a nominating committee of the Board of Directors.

                            DIRECTOR'S COMPENSATION

     Directors who are not full-time employees of the Company or any of its subsidiaries are paid an attendance fee of $750 ($1,000 commencing January 1, 1998) for each Board of Directors or committee meeting attended.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 8 shall not be incorporated by reference into any such filings.

           REPORT OF THE EXECUTIVE AND STOCK OPTION COMMITTEES OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     During fiscal year 1997, the members of the Executive Committee of the Board of Directors held primary responsibility for determining executive compensation levels.

     The Company is engaged in a highly competitive industry. As a consequence, the Company views its ability to attract and retain qualified executives as the cornerstone of its future success. In order to accomplish this objective, the Company has endeavored to structure its executive compensation in a fashion that takes into account the Company's operating performance and the individual performance of the executive. Of necessity, this analysis is subjective in nature and not based upon a structured formula. The factors referred to above are not weighted in an exact fashion.

     Pursuant to the above compensation philosophy, the total annual compensation of executive officers of the Company is made up of one or more of three elements. The three elements are salary, an annual incentive compensation package and, in some years, grants of stock options.

     The salary of each executive officer is determined by the Executive Committee. As previously stated, in making its determinations the Executive Committee gives consideration to the Company's operating performance for the prior fiscal year and the individual executive's performance.

     The annual incentive compensation package for executive officers is developed by the Chief Executive Officer of the Company prior to the end of each fiscal year. It is based upon a performance formula for the ensuing fiscal year. That performance formula and incentive package is then reviewed by the Executive Committee and is either accepted, amended or modified. Other than the CEO, none of the members of the Executive Committee participate in the incentive program, nor does any member of the Board of Directors, except for the CEO, who is also a director. The CEO does not participate in the deliberations of the Executive Committee when his salary or incentive is determined.

     Awards under the Company's Stock Option Plans are purely discretionary, are not based upon any specific formula, and may or may not be granted in any given fiscal year. Grants made under and the administration of the Company's Stock Option Plan is by disinterested directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. When considering the grant of stock options, the Stock Option Committee gives consideration to the overall performance of the Company and the performance of individual employees.

                                CEO COMPENSATION

     The CEO's compensation is determined by the Executive Committee and the Stock Option Committee. As is the case with respect to the Named Executives, the CEO's compensation is based upon the Company's operating performance and his individual performance. The CEO's compensation consists of the same three elements identified above with respect to Named Executives: salary; an annual incentive; and, in some years, grants of stock options. The determination of salary and the award of stock options, if any, are subjective and not based upon any specific formula or guidelines. The determination of an annual incentive is based on the amount by which the Company's pre-tax earnings exceed a target established by the Executive Committee prior to the beginning of the fiscal year. The target is revised annually. The CEO is not a member of the Stock Option Committee and does not participate in the deliberations of the Executive Committee when his salary or incentive is determined.


                           Executive Committee
                           Henry B. Tippie, Chairman
                           John W. Rollins
                           John W. Rollins, Jr.
                           Gerard J. Trippitelli

                           Stock Option Committee
                           Henry B. Tippie, Chairman
                           John W. Rollins


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, the Company believes that during its fiscal year ended 1997 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except as follows: Gerard J. Trippitelli inadvertently filed a late Form 4 with respect to shares he acquired through the exercise of stock options.

                            COMMON STOCK PERFORMANCE

     The following graph reflects a comparison of the cumulative total shareholder return on the Company's common stock with the S&P Composite 500 Index and the S&P Truckers Index, respectively, for the five year period commencing October 1, 1992 through September 30, 1997. The graph assumes that the value of the investment in the Company's common stock and each index was 100 at September 30, 1992 and all dividends were reinvested. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of any future return on the Company's common stock.


    [Printed Version, a Graph Depicts the Following Information]


                                                                         YEARS
                                              -----------------------------------------------------------
                                              1992       1993       1994       1995       1996       1997
                                              ----       ----       ----       ----       ----       ----
Matlack Systems, Inc...................       100        207        225        202        153        166
S&P Composite 500 Index................       100        113        117        152        183        257
S&P Truckers Index.....................       100         99        100         93         72        120
Assumes $100 invested on October 1,
1992

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following directors serve on the Company's Executive Committee: John W. Rollins, John W. Rollins, Jr., Henry B. Tippie and Gerard J. Trippitelli. Each is an employee of the Company but none participates in the deliberations of the Executive Committee with respect to his own compensation. John W. Rollins, John
W. Rollins, Jr. and Henry B. Tippie are members of the Executive Committee of Rollins Truck Leasing Corp. The Executive Committee of this company performs the functions of a compensation committee. John W. Rollins and Henry B. Tippie serve on the Compensation Committee of Dover Downs Entertainment, Inc. Patrick J. Bagley serves as a director of Dover Downs Entertainment, Inc.

                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended September 30, 1995, 1996 and 1997, of those persons who were, at September 30, 1997, (i) the Chief Executive Officer and (ii) the other most highly compensated executive officer of the Company whose total annual salary exceeded $100,000 (the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                                                     -------------------------------
                                                                            AWARDS           PAYOUTS
                                        ANNUAL COMPENSATION          ---------------------   -------
                                  --------------------------------   RESTRICTED    STOCK
                                                      OTHER ANNUAL     STOCK      OPTIONS/    LTIP      ALL OTHER
      NAME AND                    SALARY     BONUS     COMP. (2)     AWARDS(3)    SARS(4)    PAYOUTS   COMPENSATION
 PRINCIPAL POSITION    YEAR (1)      $         $           $             $           #          $           $
 ------------------    --------   ------     -----    ------------   ----------   --------   -------   ------------
Gerard J. Trippitelli    1997     291,250   112,818     --            -0-          12,000     -0-        -0-
President and CEO        1996     261,250       -0-     --            -0-          12,000     -0-        -0-
                         1995     247,500    21,480     --            -0-           9,000     -0-        -0-

Eugene C. Bonacci        1997     193,275    40,289     --            -0-           9,600     -0-        -0-
Senior Vice              1996     173,655       -0-     --            -0-           9,000     -0-        -0-
President and COO        1995     168,656       -0-     --            -0-           6,000     -0-        -0-

------------------

(1) Fiscal years ending September 30.

(2) The only type of Other Annual Compensation for each of the named officers was in the form of perquisites and was less than the level required for reporting.

(3) No awards have ever been made.

(4) Includes options granted in fiscal year ending September 30, 1997 but not options granted in previous years that were repriced in fiscal year ending September 30, 1997. The options which were repriced are included in the following sections entitled "Option and Stock Appreciation Rights Grants in Last Fiscal Year" and "Ten-Year Option Repricings."

        OPTION AND STOCK APPRECIATION RIGHTS GRANTS IN LAST FISCAL YEAR

     The following table sets forth stock options granted in the fiscal year ending September 30, 1997 to each of the Company's Named Executives and options granted in previous years that were repriced in fiscal year ending September 30, 1997. The options that were repriced are included in the following section entitled "Ten-Year Option Repricings" and also included in this table pursuant to Regulation S-K under the Exchange Act of 1934 since they are deemed to have been cancelled and re-granted in 1997. Employees of the Company and its subsidiaries are eligible for stock option grants based on individual performance. The Company did not issue any stock appreciation rights. The table also sets forth the hypothetical gains that would exist for the options at the end of their terms, assuming compound rates of stock appreciation of 0%, 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All option exercise prices are based on the market price on the grant date.

                                                 INDIVIDUAL GRANTS
                                ---------------------------------------------------       POTENTIAL REALIZABLE VALUE
                                               % OF TOTAL                              AT ASSUMED ANNUAL RATES OF STOCK
                                                OPTIONS                                     PRICE APPRECIATION FOR
                                 OPTIONS       GRANTED TO     EXERCISE                         OPTION TERM (3)
                                 GRANTED       EMPLOYEES       PRICE     EXPIRATION   ----------------------------------
             NAME                  (#)       IN FISCAL YEAR    ($/SH)       DATE       0%         5%            10%
             ----               ----------   --------------   --------   ----------   ----        --            ---
Gerard J. Trippitelli               12,000(1)       5.8%       $6.375     11/17/04    --     $    36,525    $    87,485
                                    15,000(2)       4.1%       $ 7.50     09/06/01    --     $    24,283    $    53,665
                                     9,000(2)       2.5%       $ 7.50     01/03/03    --     $    20,216    $    43,356

Eugene C. Bonacci                    9,600(1)       4.7%       $6.375     11/17/04    --     $    29,220    $    69,988
                                    11,250(2)       3.1%       $ 7.50     09/06/01    --     $    18,212    $    40,249
                                     6,000(2)       1.6%       $ 7.50     01/03/03    --     $    13,477    $    30,904

All employees as a group           206,400(1)     100.0%       $6.375     11/17/04    --     $   628,235    $ 1,504,734
                                   363,979(2)                  $ 7.50     09/06/01    --
                                                                                to
                                                                          01/03/03           $   668,039    $ 1,499,631
Total potential stock price appreciation from November 18,
  1996 to November 17, 2004 for all stockholders at assumed
  rates of stock price appreciation (4)                                               --     $26,743,860    $64,048,205

------------------

(1) Options with eight-year terms granted on November 18, 1996 at an exercise price of $6.375.

(2) Options repriced on June 16, 1997 at an exercise price of $7.50. See following section entitled "Ten-Year Option Repricings."

(3) These amounts, based on assumed appreciation rates of 0% and the 5% and 10% rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price. These numbers do not take into account certain provisions of options providing for termination of the option following termination of employment, nontransferability or phased-in vesting. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.

(4) Based on a price of $6.375 on November 18, 1996 and a total of 8,785,762 shares of Common Stock outstanding on October 31, 1997.

                           TEN-YEAR OPTION REPRICINGS

     The Stock Option Committee and the Board of Directors believe that the future growth of the Company is dependent upon, and that the best interests of the Company and its stockholders are served by, the Company's ability to attract and retain motivated officers, employees and directors, and that the Company's stock option plans are an important factor in accomplishing these goals. Almost all of the options granted in the past were out-of-the-money, thus creating a situation that had the potential to act as a disincentive to the core group of officers and employees responsible for the ongoing improvement of the Company. The Stock Option Committee determined that lowering the exercise price would restore the incentive value to the options, would achieve consistency between grants to various employees and officers and would be a key component in retaining and motivating the team already in place. Accordingly, in June 1997, the Company modified the terms with regard to 363,979 outstanding options, with exercise prices ranging from $8.92 to $11.33, by amending the exercise price per share to $7.50, the then current market value.

     Set forth below is information concerning the June 16, 1997 repricing of stock options held by executive officers of the Company and information concerning all repricing of stock options held by such executive officers during the past ten years.

                                           NUMBER OF        MARKET
                                           SECURITIES      PRICE OF       EXERCISE
                                           UNDERLYING      STOCK AT       PRICE AT                        LENGTH OF
                                          OPTIONS/SARS     TIME OF        TIME OF        NEW           ORIGINAL OPTION
                                          REPRICED OR    REPRICING OR   REPRICING OR   EXERCISE         TERM REMAINING
                                            AMENDED       AMENDMENT      AMENDMENT      PRICE        AT DATE OF REPRICING
            NAME                 DATE         (#)            ($)            ($)          ($)             OR AMENDMENT
            ----                 ----     ------------   ------------   ------------   --------      --------------------
Patrick J. Bagley               6/16/97       9,000           7.50      8.9166         7.50          4 years, 82 days
Vice President --               6/16/97       4,200           7.50      9.75           7.50          5 years, 201 days
Finance and Treasurer          11/06/90       3,600         2.4166      4.25           2.4166        7 years, 90 days
                                9/07/90       6,750           3.00      4.8333         3.00          6 years, 124 days

Eugene C. Bonacci               6/16/97      11,250           7.50      8.9166         7.50          4 years, 82 days
Senior Vice President           6/16/97       6,000           7.50      9.75           7.50          5 years, 201 days
and Chief Operating Officer    11/06/90       7,200         2.4166      4.25           2.4166        7 years, 90 days
                                9/07/90      13,500           3.00      4.8333         3.00          6 years, 124 days

Michael B. Kinnard              6/16/97       7,515           7.50      11.3333        7.50          4 years, 350 days
Vice President --               6/16/97       2,500           7.50       9.50          7.50          5 years, 161 days
General Counsel and Secretary

John W. Rollins, Jr.            6/16/97      18,000           7.50      8.9166         7.50          4 years, 82 days
Chairman of the Board           6/16/97       9,000           7.50      9.75           7.50          5 years, 201 days
                               11/06/90       9,000         2.4166      4.25           2.4166        7 years, 90 days
                                9/07/90      16,875           3.00      4.8333         3.00          6 years, 124 days

Gerard J. Trippitelli           6/16/97      15,000           7.50      8.9166         7.50          4 years, 82 days
President and Chief             6/16/97       9,000           7.50      9.75           7.50          5 years, 201 days
Executive Officer              11/06/90       9,000         2.4166      4.25           2.4166        7 years, 90 days
                                9/07/90      16,875           3.00      4.8333         3.00          6 years, 124 days

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table summarizes option exercises during fiscal 1997 by the Company's Named Executives, and the value of the options held by such persons as of September 30, 1997. The Company has not granted and does not have any Stock Appreciation Rights outstanding.



                                                                                 NUMBER OF
                                                                                UNEXERCISED
                                                                                OPTIONS AT
                       SHARES ACQUIRED        VALUE                             FY-END (#)
        NAME           ON EXERCISE (#)   REALIZED ($)(1)                 EXERCISABLE/UNEXERCISABLE
        ----           ---------------   ---------------   -----------------------------------------------------
Gerard J. Trippitelli       6,811            $33,381                14,000                      36,499
Eugene C. Bonacci             -0-                -0-                15,200                      27,100

                                             VALUE OF
                                            UNEXERCISED
                                           IN-THE-MONEY
                                            OPTIONS AT
                                            FY-END ($)
        NAME                       EXERCISABLE/UNEXERCISABLE(2)
        ----           -----------------------------------------------------
Gerard J. Trippitelli          $  6,000                     $39,453
Eugene C. Bonacci              $ 30,700                     $28,225

------------------
(1) Fair market value of underlying security at exercise date less the exercise price.
(2) The value of the Company's common stock on September 30, 1997 was $8.00 per share.

              LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

     There were no Long-Term Incentive Plan awards to the Named Executives during fiscal year 1997.

                             DEFINED BENEFIT PLANS

     The Company's Pension Plan is a non-contributory qualified employee defined benefit plan. All full-time employees of the Company (except certain employees covered by collective bargaining agreements) are eligible to participate in the Pension Plan. Retirement benefits are equal to the sum of 1.35% of earnings up to covered compensation, as that term is defined in the Plan, and 1.7% of earnings above covered compensation. Covered compensation includes regular salaries or wages, commissions, bonuses, overtime earnings and short-term disability income protection benefits.

     Retirement benefits are not subject to any reduction for Social Security benefits or other offset amounts. An employee's benefits may be paid in certain alternative forms having actuarially equivalent values. Retirement benefits are fully vested at the completion of five years of credited service or, if earlier, upon reaching age 55. The maximum annual benefit under a qualified pension plan is currently $120,000 beginning at the Social Security retirement age (currently age 65).

     The Company maintains a non-qualified, defined benefit plan, called the Excess Benefit Plan, which covers those participants of the Pension Plan whose benefits are limited by the Internal Revenue Code. A participant in the Excess Benefit Plan is entitled to a benefit equaling the difference between the amount of the benefit payable without limitation and the amount of the benefit payable under the Pension Plan.

     Annual pension benefit projections for the Named Executives assume: (a) that the participant remains in the service of the Company until age 65; (b) that the participant's earnings continue at the same rate as paid in the fiscal year ended September 30, 1997 during the remainder of his service until age 65; and (c) that the Plans continue without substantial modification. The estimated annual benefit at retirement for each of the Named Executives is: Gerard J. Trippitelli, $105,650; and Eugene C. Bonacci, $61,811.

                                    AUDITORS

     The Board of Directors has not selected or recommended the name of an independent public accounting firm for approval or ratification by the shareholders. The Board of Directors believes that it will be in the best interests of the shareholders if it is free to make such determination based upon all factors that are then relevant.

     KPMG Peat Marwick LLP served as the Company's auditors for the fiscal year ended September 30, 1997. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make a statement should such representative so desire. Such representative also will be available to answer questions raised orally.

     During the fiscal year ended September 30, 1997, KPMG Peat Marwick LLP's services rendered to the Company consisted of auditing the Company's financial statements. In this connection, KPMG Peat Marwick LLP performed such tests of the Company's accounting records and other auditing procedures as were required by generally accepted auditing standards.

                             SHAREHOLDER PROPOSALS

     Appropriate proposals of eligible shareholders (an eligible shareholder must be a record or beneficial owner of at least l% or $l,000 in market value of securities entitled to be voted at the meeting and have held such securities for at least one year) intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company no later than August 22, 1998 for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                 MISCELLANEOUS

     ON WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL SHAREHOLDER OF THE COMPANY, THE COMPANY WILL PROVIDE, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR A COPY OF FORM 10-K SHOULD BE MADE IN WRITING AND ADDRESSED TO:

                     PATRICK J. BAGLEY
                     VICE PRESIDENT - FINANCE AND TREASURER
                     MATLACK SYSTEMS, INC.
                     P. O. BOX 8790
                     WILMINGTON, DELAWARE 19899


     THE COMPANY WILL CHARGE REASONABLE OUT-OF-POCKET EXPENSES FOR THE REPRODUCTION OF EXHIBITS TO FORM 10-K SHOULD A SHAREHOLDER REQUEST COPIES OF SUCH EXHIBITS.

     The Company's Annual Report for the fiscal year ended September 30, 1997 has been mailed to shareholders under separate cover.

     The Board of Directors knows of no business other than the matters set forth herein which will be presented at the meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                                   MICHAEL B. KINNARD, Secretary

Wilmington, Delaware
December 19, 1997

                             MATLACK SYSTEMS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS

                 Thursday, January 29, 1998, 9:30 A.M., E.S.T.

     The undersigned hereby constitutes and appoints John W. Rollins, Jr. and Michael B. Kinnard, and each of them jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on January 29, 1998 at 9:30 A.M. Eastern Standard Time, First Floor, 1209 Orange Street, Wilmington, Delaware, or at any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement dated December 19, 1997 as follows:


                              (Mark only one box)

1. ELECTION OF DIRECTORS

   Nominees: John W. Rollins and Henry B. Tippie

   / / VOTE FOR all nominees listed above; except vote withheld from the following nominee (if any):

   ----------------------------------------------------------------------------

   / /  VOTE WITHHELD FROM all nominees.

2. At their discretion, upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

                                     (OVER)

                          (CONTINUED FROM OTHER SIDE)

     The undersigned acknowledges receipt of the aforesaid Notice of Annual Meeting and Proxy Statement, each dated December 19, 1997, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MATLACK SYSTEMS, INC. AND THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED BY YOU, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                                 Please sign below, date and return promptly.

                                 ----------------------------------------------

                                 ----------------------------------------------
                                 Signature(s) of Shareholder(s)

                                 DATED: January __, 1998

                                 Signature(s) should conform to name(s) and title(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should add their title(s) on signing.

 NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND
                          MAILED IN THE UNITED STATES.